                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                            Securities Act of 1934

        Date of Report (Date of earliest event reported): May 18, 1995

                       SIZELER PROPERTY INVESTORS, INC.
              (Exact name of registrant as specified in charter)

         Delaware                   1-9349                 72-1082589
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)          Identification No.)

2542 Williams Boulevard, Kenner, Louisiana                  70062
 (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (504) 471-6200




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                                   FORM 8-K
                       SIZELER PROPERTY INVESTORS, INC.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

   (a)  Previous Independent Accountants.

          (i) On May 18, 1995, the Registrant dismissed Ernst & Young LLP as its independent accountants. This decision was based on the Registrant's desire to establish a relationship with a national accounting firm with offices in New Orleans, Louisiana. Although Ernst & Young LLP maintained an office in New Orleans, the Registrant's prior relationship was with the Jackson, Mississippi office of Ernst & Young LLP.

         (ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, auditscope, or accounting principles.

        (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through May 18, 1995, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the two most recent fiscal years and through May 18, 1995, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

         (vi) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 19, 1995, is filed as Exhibit 16 to this Form 8-k.

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                                   FORM 8-K
                       SIZELER PROPERTY INVESTORS, INC.

   (b) New Independent Accountants.

          (i) The Registrant engaged KPMG Peat Marwick as its new independent accountants as of May 18, 1995. During the two most recent fiscal years and through May 18, 1995, the Registrant has not consulted with KPMG Peat Marwick regarding (1) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event (as described in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v), respectively).
Item 7.

     (c) Exhibits


Exhibit 16   --Letter reguarding change in certifing accountant.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SIZELER PROPERTY INVESTORS, INC.


                                 /s/ John J. Gilluly, Jr.
Date: May 19, 1995               ----------------------------------
                                 JOHN J. GILLULY, JR.
                                 Vice President/Secretary/Treasurer

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